                                                                   EXHIBIT 10.87

                DATED               20 JUNE               1996
                ----------------------------------------------




                               TINSLEY ROBOR plc


                                     -and-


                                   L NEWBON



1404K/JWD

                     -------------------------------------
                       S E R V I C E  A G R E E M E N T

                      for the engagement of an executive
                     -------------------------------------






                                    LAYTONS
                                   Carmelite
                            50 Victoria Embankment
                                  Blackfriars
                                    London
                                   EC4Y 0LS

             STATEMENT OF MAIN TERMS AND CONDITIONS OF EMPLOYMENT
             ----------------------------------------------------

--------------------------------------------------------------------------------
Name of Employer                                : TINSLEY ROBOR plc
--------------------------------------------------------------------------------
Name of Employee                                : LEE NEWBON
--------------------------------------------------------------------------------
Date employment began (if there has             : 1st January 1978
been continuous employment with a
previous employer, the date when the
previous employment began)
--------------------------------------------------------------------------------
Job title                                       : See clause 2.5
--------------------------------------------------------------------------------
Job description                                 : See clause 2.5
--------------------------------------------------------------------------------
Location/Place of Work                          : See clause 2.5
--------------------------------------------------------------------------------
Remuneration                                    : See clause 4
--------------------------------------------------------------------------------
Normal working hours                            : 9:00am to 5:00pm and such
                                                  additional hours as are
                                                  necessary for the proper
                                                  performance of his duties
--------------------------------------------------------------------------------
Holidays and holiday pay                        : See clause 8
--------------------------------------------------------------------------------
Provisions for sickness or injury               : See clause 9
--------------------------------------------------------------------------------
Details of any pension scheme                   : See clause 7
(other than the statutory scheme) and
whether a certificate of contracting
out is in force
--------------------------------------------------------------------------------
Collective Agreements                           : See clause 2.7
--------------------------------------------------------------------------------
Overseas Employment                             : See clause 2.5
--------------------------------------------------------------------------------
Notice of termination required from:
(a)  the Employer                               : See clause 2.1
(b)  the Employee                               : See clause 2.1
--------------------------------------------------------------------------------
Details of disciplinary and grievance
procedures                                      : See clause 14
--------------------------------------------------------------------------------

T H I S  A G R E E M E N T is made the 20 day of June 1996

B E T W E E N:

(1) TINSLEY ROBOR plc (Registered Number 948696) having its registered office at Drayton House Drayton Chichester West Sussex PO20 6EW ("the Company"); and

(2) LEE NEWBON of "Son Bou" Angmering Lane Willowhayne East Preston Sussex ("the Executive")

W H E R E B Y  IT IS  A G R E E D as follows:

1.    PRELIMINARY
-----------------
1.1     Definitions:  In this Agreement including the Schedules hereto:
        -----------
"the Board"                     -  means the Board of Directors of the Company
                                   as from time to time constituted or any duly
                                   appointed committee thereof;
"Chairman"                      -  means the person who is Chairman of the Board
                                   at the relevant time;
"the Companies"                 -  means the Company and every company which is
                                   at any time its holding company or subsidiary
                                   and any other company which is a subsidiary
                                   of its holding company or its ultimate or
                                   intermediate holding company (the terms
                                   "holding company" and "subsidiary" shall have
                                   the meanings defined by Section 736 Companies
                                   Act 1985);
"directly or indirectly"        -  means directly or indirectly and whether
                                   alone or jointly with or as proprietor,
                                   shareholder, participator, officer, manager,
                                   employee, consultant, or agent to of for or
                                   on behalf of any person, firm, or company or
                                   otherwise whether for the Executive's private
                                   gain or otherwise;
"the Initial Term"              -  means two years commencing on 24th June 1996;
"Key Employee"                  -  means an employee or officer of any of the
                                   Companies who in the year preceding
                                   Termination received an annual salary at a rate exceeding $20,000 or such other figure which in its absolute discretion the Board having regard to all the circumstances, deems appropriate and any change to this figure shall have effect only if notified in writing to the Executive prior to Termination;

                                      (2)


"Termination"                           -  means termination of the office or
                                           employment of the Executive
1.2     Clause headings shall be ignored in interpretation
        ---------------
1.3     Group Benefits:  The undertakings of the Executive in this Agreement
        --------------
are for the benefit of each of the Companies to which his duties relate and for this purpose the Company contracts on behalf of each of such Companies
1.4     References herein to clauses, sub-clauses, paragraphs, schedules and
        ----------
annexes are references to clauses, sub-clauses, paragraphs, schedules and annexes of or to this Agreement unless stated otherwise

2.    EMPLOYMENT
----------------
2.1     Employment:  The Company shall employ the Executive and the Executive
        ----------
shall serve the Company upon and subject to the provisions of this Agreement until terminated;
(a) by the Executive serving on the Company at any time not less than twenty-four months' notice;
(b) by the Company either complying with sub-clause 2.2 or serving on the Executive not less than twenty-four months' notice; or
(c)     pursuant to sub-clauses 9.4 or 11.1
2.2     Compensation:  If the Executive's employment is terminated by the
        ------------
Company by less than twenty-four months' notice other than pursuant to sub-clauses 9.4 or 11.1;
(a) in full and final settlement of all claims which the Executive may have under this Agreement or its termination and conditional upon his not making any claim against the Company whatsoever and subject to the remaining paragraphs of this sub-clause the Company shall pay to the Executive a sum calculated as follows:
                [2 x TAR x (730 - N)] - A
                 -------
                   730
        in which
        TAR    =        the Executive's total annual remuneration at the rate
                        payable at the date of Termination
        N      =        the number of days' between the date on which the notice
                        of Termination was given and the date upon which it
                        expired, being days in respect of which the Company pays
                        to the Executive his remuneration hereunder
        A      =        the total of any amount which the Company is ordered to
                        pay to the Executive by any court or tribunal by reason of Termination or any event leading to or connected with Termination plus a sum equal to the total on a full indemnity basis of all expenses incurred by the Company in relation to the Executive's claim for such payment;

                                      (3)

(b)   for this purpose "total annual remuneration" shall:
      (i) include the annual salary payable to the Executive under sub-clause 4.1 hereof;
      (ii) include the annual leasing cost (excluding petrol and oil) to the Company of providing the Executive with a car of a similar type and value to his Company Car just prior to Termination unless the Company continues to provide the Executive with this Company Car for a two year period or part thereof in which event the monies payable to the Executive under this sub-clause shall be reduced pro rata;
      (iii) exclude the annual pension contributions payable by the Company the Executive being entitled to retain membership of the Company's pension scheme for two years following termination;
      (iv) include the annual cost to the Executive of replacing equivalent life assurance and medical insurance to that provided under sub-clauses 7.1 and 7.3 respectively unless the Company continues such assurance or insurance for a two year period from Termination or part thereof in which event the monies payable to the Executive under this sub-clause shall be reduced pro rata;
      (v) exclude any entitlement the Executive would have had save for Termination to participate in the Company's Executive Share Option Scheme 1988 or Senior Executive Incentive Scheme 1994 or any other scheme providing additional benefit to the Executive in force at Termination unless otherwise agreed in writing between the Company and the Executive;
      (vi)    exclude any cash bonus, profit sharing or any other incentive;
      (vii) exclude any other form of remuneration or benefit which is not expressly to be included under sub-clause 2.2(b);
      (viii) be calculated by reference to rates of remuneration and benefits hereunder at the date of Termination;
(c) all payments under this sub-clause 2.2 shall be made after deduction of any tax or other deduction or withholding which the Company is obliged to make under the PAYE regulations or other regulations or law in force at the date of payment;
(d) such payment shall satisfy the Company's obligation to give notice of termination of any particular duration and the Company shall not be in breach of its obligations hereunder nor be deemed to have repudiated its obligations hereunder if it gives less than the period of notice referred to in sub-clause 2.1
(e) such sum shall be payable by the Company twenty-eight days after Termination

                                      (4)

(f) the Company shall be entitled to cease payment of any outstanding instalments forthwith should the Executive fail to observe the conditions under sub-clauses 3.2 and 3.3 and clause 10 hereof
2.3   Directorship:  The Executive:
      ------------
(a)   shall hold office as a director of the Company:
(b) shall hold office as a director of such other of the Companies as the Board may from time to time request (but he shall have no right to hold office as a director of any of the Companies except the Company and shall resign from any such office without claim for compensation upon the request of the Board):
(c) upon Termination shall resign from office as a director of the Company and of any of the Companies in which he holds that office:
(d) irrevocably authorises the Company and any person nominated by the Board to sign on his behalf any resignation which he is required to give under this sub-clause:
PROVIDED THAT such resignation(s) shall be without prejudice to any claims the Executive may have against the Company arising out of this Agreement or its Termination.
2.4   Directorship of a Public Company:  The Company, being a public limited
      --------------------------------
company whose shares are quoted on The Stock Exchange, shall not be liable for a breach of its obligations in sub-clause 2.3 if the members of the Company in general meeting vote that the Executive be removed from office as a Director of the Company or if upon retiring by rotation pursuant to the Articles of Association of the Company he is not re-elected.
2.5   Duties:  Subject to the directions of the Board, the Executive (alone or
      ------
jointly with such other or others as the Board may from time to time appoint):
(a) shall carry out such managerial and related duties and exercise such powers in connection with the business of any of the Companies as may from time to time be assigned to him by the Board in and from such parts of the United Kingdom as the Board may from time to time specify and shall travel as his duties may reasonably demand but shall not be obliged to reside or spend more than twenty-eight consecutive days outside the United Kingdom:
(b) shall hold office as Chief Executive of the Company or in such other position as the Board may from time to time reasonably request.
2.6   Secondment:  The Company may second the Executive to the employment of any
      ----------
of the Companies and any remuneration or other benefits received by the Executive in respect or by reason of the secondment (other than from the Company) shall be the property of the Company and

                                      (5)

the Executive shall account to the Company accordingly
2.7   Collective Agreements:  There are no collective agreements in force in
      ---------------------
respect of the Executives employment
2.8   Suspension:  The Company shall not be required to give the Executive any
      ----------
powers or duties or to provide any work for the Executive, and may during the course of this Agreement which shall include any period of notice the Executive is required to work suspend him from the performance of his duties or exclude him from any premises of any of the Companies PROVIDED THAT
(a)   it gives the reason for so doing:
(b)   such suspension is no longer than six months; and
(c) the Executive's remuneration and other benefits will not be affected by reason only of such suspension or exclusion

3.  UNDERTAKINGS BY THE EXECUTIVE
---------------------------------
3.1   Employment Obligations:  The Executive shall:
      ----------------------
(a) use every effort to promote and improve the business of the Companies to which his duties relate giving them the full benefit of his abilities, knowledge and expertise;
(b) unless prevented by ill health or accident, diligently and faithfully devote to the performance of his duties the whole of his time, commitment, attention and skill during such reasonable hours as may be necessary for the proper performance of his duties or as may from time to time be reasonably directed by the Board;
(c) not directly or indirectly be in any manner engaged, concerned or interested in any other trade, business, profession or occupation whatsoever except:
      (i) as holder for investment only of securities of any company dealt in on a recognised stock exchange which comprise less than five percent of the total securities of the relevant class: or
      (ii) with the written consent of the Board and subject to any terms and conditions which the Board imposes
(d) promptly and faithfully comply with all reasonable instructions given by or under the authority of the Board;
(e) keep the Board promptly and fully informed (in writing if so required) of his conduct of the business and give to the Board such information relating to the affairs of the Companies to which his duties relate as it may from time to time request;
(f) observe the provisions of any code in relation to dealings in securities and such other codes, guidance or statements which have been or are adopted by the Board or which directors of the Company are required to observe by law or by any recognised stock exchange or other regulatory body or authority;

                                      (6)

(g) not offer or ask for or accept receive or give directions for the disposal of any commission benefit or gift whatsoever in respect of any transaction venture or affair in which any of the Companies may be engaged or is or seeks to be interested nor permit his spouse or any such dependant so to do but notwithstanding this prohibition all such commissions benefits gifts actually received shall be the property of the Company:

3.2     Confidentiality:  The Executive undertakes with the Company and (as
        ---------------
separate obligations) with each of the other Companies to which his duties relate that (both during the continuance of this Agreement and after Termination without limit of time) he will:

(a) not disclose or permit the disclosure to any person (except to officials of the Companies authorized to receive it or with the prior written consent of the Board) any secret or confidential information of any of the Companies or of any business contracts of any of the Companies including without limitation information relating to their operations, finances, business plans, products, processes, know-how, customers and suppliers:

(b) do everything reasonably within his power to keep such information secret and confidential and to avoid disclosure to persons not entitled to receive it:

(c) not use any such information for his own benefit or for the benefit of any person or persons or in a manner which would or might be detrimental to any of the Companies:

(d) sign such confidentiality undertakings in favour of any of the Companies or any other person as the Board may reasonably request and observe all such undertakings and all other restrictions and obligations upon any of the Companies known to him for the time being in relation to any confidential material received from any third party

PROVIDED THAT these clauses shall not apply to any information which comes into the public domain through no breach of obligation by the Executive or which the Executive is ordered to disclose by a court of competent jurisdiction

3.3     Post-Employment Obligations:  Following Termination the Executive will
        ---------------------------
not (directly or indirectly whether for his own gain or for the benefit of any third party without the prior written consent of the Board):

(a) represent himself, or permit himself to be represented, as being connected with or successor to any of the Companies or their respective businesses or as acting on behalf of any of the Companies or in any way seek to utilise the goodwill of any of the Companies:

(b) carry on, cause or permit to be carried on any business using any name, style, logo or image which is or has been or is about to be

                                      (7)

     used by any of the Companies or which in the opinion of the Board is calculated to cause confusion with such a name, style, logo or image or to imply a connection with any of the Companies:
(c) for twelve months employ, engage in office or be in partnership or in a similar business relationship with any person who at the time or within the six months preceding Termination was a Key Employee of any of the Companies and with whom he was concerned during the year prior to Termination;
(d) for twelve months use his knowledge of the business requirements of, or exert any influence over or canvass or by any other means seek or solicit business or orders from, any person firm or corporation who is or at any time during the year prior to Termination has been a client or customer of any of the Companies and with which he was concerned during the year prior to Termination or prospective client or customer of any of such Companies and with whom he dealt during the year prior to Termination with a view to obtaining orders for any goods or services of a type supplied or rendered by any of such Companies and with which the Executive was concerned and for the purpose of this Clause 3.3(e) a prospective client or customer shall mean a person or an entity which had at the date of Termination entered into discussions with any of the Companies and such discussions had not definitively ceased:
(e) for twelve months arrange to supply goods or to render services of a type supplied or rendered by any of the Companies for the provision of printed packaging for the music, computer games and multimedia industries and with which he was concerned during the year prior to Termination
PROVIDED THAT each of the restrictions in this sub-clause is entirely separate and distinct and may be severed accordingly and the Executive acknowledges that the restrictions are both necessary in the legitimate interests of the Companies business and do not bear undue hardship upon him AND FURTHER the Executive acknowledges the right of the Company in its discretion to impose any separate lesser restrictions which will be in addition to and not in substitution for those contained in this sub-clause.


4.   REMUNERATION
-----------------
4.1 Salary: The Company shall pay to the Executive an annual salary of ONE HUNDRED AND SEVENTEEN THOUSAND AND SEVENTY FIVE POUNDS ((Pounds)117,075) accruing from day to day which shall be paid by equal monthly installments in accordance with the normal practice of the Company from time to time and shall be inclusive of any fees to which the Executive may be entitled as a director or holder of any other office of or in any of the Companies

                                      (8)

4.2     Review:  The salary payable to the Executive hereunder shall be fairly
        ------
reviewed on 1st April each year in the light of all relevant circumstances and any new salary agreed on review shall be payable from the effective date of such review as if provided for herein


5.    COMPANY CAR
-----------------

5.1     Provision:  The Company shall provide the Executive with a car of a
        ---------
type, status, quality and age which it considers appropriate for him up to a value determined form time to time by the Board and will discharge all reasonable petrol, oil, insurance, maintenance and running costs (save parking) incurred by him in or about the performance of his duties and privately (save on overseas holiday)

5.2     Care:  The Executive shall treat the car in a proper and reasonable
        ----
manner and keep it clean and in good repair and shall comply with the detailed instructions given by the Company from time to time in respect of company cars and shall return it in good condition to the Company upon request. The Executive shall defray the costs and expenses involved in connection with any parking fine or offence incurred by the Executive or any person permitted by him to drive the car and shall indemnify the Company against the same


6.    EXPENSES
--------------

6.1     Reimbursement:  The Company shall reimburse the Executive (in accordance
        -------------
with the relevant rules published by the Company from time to time) all travelling, hotel and other out of pocket expenses properly and necessarily incurred exclusively for and in the course of performing his duties on the production to the Company of such vouchers receipts or other evidence of actual payment of the expenses as the Company may reasonably require

6.2     Credit Card:  The Executive shall comply with any conditions for the
        -----------
time being laid down by the Company as to its use

7.    PENSION AND INSURANCE BENEFITS
------------------------------------

7.1     Pension and Life Assurance:  The Executive shall be entitled to
        --------------------------
participate in the Company's pension and life assurance arrangements subject to the terms of the relevant deeds and rules from time to time details of which are obtainable from the Company

7.2     Contracting-out Certificate:  A contracting out certificate issued under
        ---------------------------
the Social Security Pensions Act 1975 is in force

7.3     Medical Insurance:  The Executive shall be entitled to participate for
        -----------------
the benefit of himself and his wife and children under age 21 in the Company's private medical insurance scheme (or such other scheme as may be appropriate from time to time) at a level consistent with the Executive's standing and position in the Company

                                      (9)

7.4   Permanent Sickness: The Executive shall be entitled to participate in the
      ------------------
Company's permanent sickness insurance scheme (or such other scheme as may be appropriate from time to time) details of which are obtainable from the Company.

8.  HOLIDAYS
------------
8.1   Entitlement: The Company's holiday year is the calendar year and the
      -----------
Executive may (and if directed by the Board shall) take a holiday or holidays totalling twenty-five working days in each holiday year (in addition to public holidays) to be taken at such times convenient to the Companies as may be agreed between him and the Board and in accordance with any regulations as to holidays from time to time made by the Board.

8.2   Accrual: Holiday entitlement will accrue from day to day during each
      -------
holiday year and the entitlement to accrued holiday pay upon Termination will be in proportion to the period of employment during the holiday year. Upon Termination the Executive shall account to the Company for holiday taken in excess of his accrued entitlement and if the Executive fails to do so the Company is hereby authorised to deduct the same from his final salary payment or any other monies due from the Company to the Executive upon Termination.

8.3   No Carry-forward: The Executive may not without the consent of the Board
      ----------------
carry forward any unused holiday entitlement to any subsequent year such unused holiday will be forfeited without pay.

9.  SICKNESS
------------
9.1   Certification:  If during the continuance of this Agreement the Executive
      -------------
shall become incapable through illness or accident of attending to his duties hereunder he shall forthwith provide the Company with a certificate of his disabilities in such form as the Board requires signed by himself and if such incapacity continues for a period of more than seven days including weekends shall provide the Company at its request from time to time with further certificates signed by the registered medical practitioner treating the Executive.

9.2   Full Sick Pay: During the period or periods of absence through such
      -------------
incapacity aggregating not more than six months in any period of twelve months the Company shall pay to the Executive his full salary due hereunder (less any statutory sick pay and other National Insurance benefits to which the Executive may be entitled).

9.3  Discretionary Sick Pay: Thereafter and during the continuance of this
     ----------------------
Agreement the Company shall pay to the Executive such proportion of his salary otherwise payable hereunder as the Board shall in its discretion consider appropriate.

                                     (10)

9.4     Termination: If the Executive has been absent through any incapacity
        -----------
referred to in sub-clause 9.1 for a period or periods aggregating more than six months in any one period of twelve months the Company may determine this Agreement by giving to the Executive not less than one month's notice to expire at any time

9.5     Third Party Action: If the absence of the Executive is due to injuries,
        ------------------
actionable negligence or nuisance caused by or in breach of any statutory duty by any third party all payments made to him by the Company under this clause shall to the extent that compensation is recoverable from that third party (or would be recoverable but for this clause) constitute loans by the Company to the Executive which shall be repaid by the Executive when and to the extent that the Company requests such repayment

9.6    Medical Examinations: The Executive shall submit himself for medical
       --------------------
examination by doctors or specialists nominated by (and at the expense of) the Company as from time to time reasonably requested by the Board and shall instruct and authorise full disclosure to the Company of the results of any such examination and this sub-clause shall constitute any necessary statutory notice and consent for such disclosure to and use by the Company. The Company shall keep all information received by it under this sub-clause in confidence for proper purposes of personnel management. The Company shall be entitled to terminate this Agreement by giving not less than one month's notice to expire at any time in the event of an adverse medical report which in the opinion of the Board reveals a condition which will prevent the Executive properly attending to his duties hereunder


10.   INTELLECTUAL PROPERTY
---------------------------

10.1    Duties: The Executive acknowledges that by reason of his position he
        ------
has a special obligation to further the interests of the Companies in respect of the creation by him, whether alone or jointly, of any product, processs, formula, design, drawing, slogan, writing, computer program, know-how, or similar knowledge of any kind which relate to the businesses of any of the Companies ("Intellectual Property")

10.2    Company Property Rights: All Intellectual Property shall be
        -----------------------
immediately communicated by him to the Company in writing or other appropriate medium of record (if recordable) together with all information concerning the same which the Board may request and shall be the absolute property of the Company together with all legal rights therein including copyright, design right, registered design, patent and the like ("Intellectual Property Rights") AND THE EXECUTIVE HEREBY ASSIGNS to the Company all (if any) interest which he may from time to time have in any such Intellectual Property Rights

                                     (11)

10.3   Appointment of Attorney:  The Executive HEREBY IRREVOCABLY APPOINTS the
       -----------------------
Company to act for him and in his name in the preparation and execution of all and any necessary documents and to pursue any application for any Intellectual Property Rights including power for the Company and persons nominated by it to designate any other person to act as attorney in such respects. Notwithstanding such power of attorney the Executive shall at the expense of the Company do and execute all documents and do all other things as the Board may consider necessary or desirable in connection with securing Intellectual Property Rights or vesting them or more securely vesting them in the Company
10.4   Exploitation:  All decisions as to the protection by registration and the
       ------------
exploitation of Intellectual Property shall be in the sole discretion of the Company
10.5   Waiver:  The Executive waives all of his Moral Rights as defined in the
       ------
Copyright, Designs and Patents Act 1988 in respect of any acts of the Company or any acts of third parties done with the Company's authority in relation to all copyright material generated by him
10.6   Post Termination:  Rights and obligations under this clause in respect
       ----------------
of Intellectual Property and Intellectual Property Rights shall continue in force after Termination of this Agreement and shall be binding upon the Executive's representatives

11.  PREMATURE TERMINATION
---------------------------
11.1   Causes:  Without restricting or precluding any other right or remedy, the
       ------
Company may by written notice to the Executive served within twenty-eight days of the Board becoming aware of such matter terminate this Agreement immediately or on such notice as the Board may decide if the Executive:
(a) refuses or without reasonable cause fails or wilfully neglects to attend properly to his duties hereunder or (except as a result of illness or accident) is or becomes incapable of performing his duties hereunder and such incapacity continues after seven days' notice given to him by the Board requiring him to remedy the same; or
(b) fails to obey any lawful direction of the Board or any person in a position of authority over him within the Companies; or
(c) commits any serious or persistent breach of any of his obligations to the Companies (whether hereunder or otherwise) or makes or is found to have made any serious misrepresentation to the Company; or
(d) is guilty of gross misconduct or mismanagement or neglect in the performance of any duty owed by him to any of the Companies; or
(e) becomes bankrupt or applies for any receiving order or has a receiving order made against him or makes any composition with his creditors; or

                                     (12)

(f) becomes of unsound mind or if an order shall be made in respect of him or his property under any statute relating to mental health; or

(g) commits or gives to the Board reasonable grounds for believing that he has committed any material act of dishonesty; or

(h) is charged with a criminal offence or acts in such a manner which in the opinion of the Board may bring the Executive, the Executive's office or the Company into disrepute; or

(i) becomes in any way disqualified from holding office as a director of any company or otherwise from performing any of his duties hereunder or otherwise unable in accordance with law or any relevant professional code to perform any of the same

11.2    Appeal:  If the Company serves a notice upon the Executive under this
        ------
clause or imposes any other disciplinary action against him the Executive may appeal to the Chairman of the Board for the time being whose determination of the matter (subject to the jurisdiction of public courts and tribunals) shall be conclusive. The terms and effect of the notice or other action will not be affected by such appeal unless and until the Chairman of the Board determines otherwise. If the Chairman rescinds the notice of termination the Executive's employment and this Agreement shall continue as if no such notice or other action had been served or taken

12.   RETURN OF COMPANY PROPERTY
--------------------------------

12. Upon Termination the Executive shall return to the Company at such premises as the Board may direct any car, computer equipment provided to him, all software, documents, correspondence, client lists, chattels and other property of or provided on behalf of or relating to any of the Companies or their clients/customers which he made or received during or by reason of his employment with any of the Companies or which may be in his possession or under his control (including all copies and notes of any of the same)

13.   RECONSTRUCTION
--------------------

13. If the Company is liquidated for the purposes of amalgamation or reconstruction or if some other company acquires or unconditionally agrees to acquire the whole or substantially the whole of the undertaking and assets of the Company or of the issued shares in the capital of the Company the Company may terminate this Agreement upon offering the Executive employment with the acquiring company on terms not less favourable than the terms of this Agreement and in such event the Executive shall have no claim against the Company in respect of the termination and shall accept such offer of new employment

                                     (13)

14. DISCIPLINARY AND GRIEVANCE PROCEDURE
-----------------------------------------
14. There are no specific disciplinary rules applicable to this appointment and all disciplinary matters will be decided and implemented by the Board. Any grievance of the Executive in respect of his employment will be directed in writing with all relevant details to the Chairman of the Board who shall promptly investigate and determine the same in such manner as he and the Board consider appropriate

15. GENERAL
-----------

15.1  Notices:  Any notice hereunder shall be in writing and shall be properly
      -------
served on the Executive if served upon him personally or if left at or sent by recorded delivery service post addressed to him at his address stated above or to any other address known to the Company as then being his residence and on the Company if sent by recorded delivery service post to its registered office

15.2  Previous Agreements:  This Agreement operates as from the Commencement
      -------------------
Date in substitution for and to the exclusion of any terms of service or office previously in force between any of the Companies and the Executive

15.3  Waiver:  No time or other indulgence allowed by either party to the
      ------
other shall prejudice or waive any rights or remedies

15.4  Variations:  Any variation of or addition to this Agreement shall be in
      ----------
writing signed by the parties (and in the case of the Company by the Chairman of the Board)

15.5  Severance:  If any provision of this Agreement is held by any court or
      ---------
other competent authority to be void or unenforceable in whole or in part this Agreement shall continue to be valid as to the other provisions thereof and the remainder of the affected provision

IN WITNESS whereof the parties have executed this Agreement as a Deed the date first before written

EXECUTED as a DEED by
for and on behalf of
TINSLEY ROBOR plc
acting by

and

SIGNED and DELIVERED as
a DEED by the said
LEE NEWBON in the presence of:

WITNESS

Signature:  /s/Illegible ^^

Name: Illegible ^^

Address: Illegible ^^

Occupation:  STOCKBROKER

CU Individual Pension Arrangement -- Declaration of Trust
(For a Limited Company wishing to appoint individual trustees)

-------------------------------------------------------------------------------
Scheme Name             Executive Pension Plan for Tinsley Robor

Director/Employee Name  Mr. Lee Newbon
                        -----------------------------------------------------

Principal Employer      Tinsley Robor plc
                        -----------------------------------------------------

Registered Office       Drayton House, Drayton, Chichester
                        -----------------------------------------------------
                        West Sussex PO20 6EW
                        -----------------------------------------------------

Names and Addresses     Lee Newbon, "Son Bou"
of Trustees             41 Angmering Lane,
                        -----------------------------------------------------
                        Willowhayne, East Preston, West Sussex BN162SY
                        -----------------------------------------------------
                        Anthony John Smith, Old Mill House
                        -----------------------------------------------------
                        Speltham Hill, Hambeldon, Waterlooville Hanes P074SE
                        -----------------------------------------------------
Date of Declaration      29/6/98
                        -----------------------------------------------------
Scheme Commencement Date 29/6/98
                        -----------------------------------------------------

--------------------------------------------------------------------------------

This Trust Deed is made on the Date of Declaration shown above by the Principal Employer named above of the one part and the trustee or trustees named above (hereinafter called "the Trustees") of the other part

Whereas

1. The Principal Employer has determined to establish the retirement benefits scheme named above (hereinafter called "the Scheme") for providing relevant benefits as defined in Section 612(1) of the Income and Corporation Taxes Act 1988 for the Director/Employee named above (hereinafter called "the Member")

2. The Principal Employer has requested the Trustees to act as trustees of the Scheme and as Administrator of the Scheme for the purposes of Chapter I Part XIV of the Income and Corporation Taxes Act 1988 and the Trustees have consented so to act

Now This Deed Witnesseth and it is hereby agreed and declared as follows

1. The Principal Employer hereby establishes as from the date shown above as the Scheme Commencement Date under irrevocable trusts the Scheme to be defined in and to be administered in accordance with the rules attached to this Deed (hereinafter referred to as "the Rules")

2. The Trustees shall secure the benefits of the Scheme by a policy or policies (hereinafter called "the Policy") with Commercial Union Life Assurance Company Limited or any other Associated or Subsidiary Companies of Commercial Union Assurance Company plc or with any other Authorised Assurance Company as defined in the Rules and maintained by contributions made in the manner provided for in the Rules and applied by the Trustees as premiums under the Policy which Policy is to be held on trust by the Trustees immediately on its being effected for the purposes of the Scheme

3. The Trustees declare that they will hold on trust in accordance with the Rules any other policy transferred to the Scheme in respect of the Member

4. Where the Member is also an employee or director of any Associated Company (as defined in the Rules and hereinafter referred to as the "Associated Company") the Associated Company if so desirous may be admitted to the Scheme for the provision of relevant benefits as aforesaid for the Member with the consent of the Principal Employer and the approval of the Board of Inland Revenue by passing a resolution or completing a Declaration under hand by which such Associated Company agrees to observe and comply with such of the provisions of the Rules as are to be observed and complied with by an Associated Company admitted to the Scheme

   Where any Associated Company or Companies are so admitted the premium necessary for effecting and maintaining the Policy shall be apportioned between the Principal Employer and such Associated Company or Companies severally in the proportions which are properly applicable to them

5. The Principal Employer shall have the power to appoint and remove

   a) trustees by deed and in exercise of such power hereby appoints the Trustees to be the first trustees of the Scheme

   b) an Administrator who shall have the management of the Scheme and in exercise of such power hereby appoints the Trustees to be the first Administrator of the Scheme

6. Subject to the requirements of Sections 67 and 68 of the Pensions Act 1995 (and any regulations made thereunder) the trusts set out in this declaration and the Rules may with the prior consent of the Principal Employer and the Board of Inland Revenue be amended at any time with or without retrospective effect by deed executed by the Trustees

7. In addition to all the indemnities conferred on the Trustees by law, the Principal Employer and any Associated Companies shall indemnify and keep indemnified every trustee and his estate (and if any trustee is a body corporate, its directors and their successors in office and its officials and their successors in office) from and against all claims, demands, costs, charges and expenses which he may incur or for which he may become responsible under the Scheme or arising out of the exercise of any power, authority or discretion vested in the Trustees by the Rules (whether committed by the Trustees or by any person or persons body corporate or institution appointed or employed by the Trustees to carry out any of the provisions of the Rules) other than in respect of any such claims, demands, costs, charges and expenses which arise as a result of a fraudulent or negligent act or breach of trust committed by, or with the knowledge of, the trustee

     The Principal Employer shall decide the proportions in which the Principal Employer and the respective Associated Companies shall bear the cost of any indemnity

8. In no event shall the Trustees or any of them (including a body corporate) or the Principal Employer or any Associated Companies be responsible personally or incur any liability to the Member or to any beneficiary or any person claiming under or in respect of the Member or beneficiary for the payment of any pensions or other benefits provided by the Scheme and (without prejudice to the liability of the Principal Employer and any Associated Companies in respect of the contributions and other payments to be made by them pursuant to the Rules) the assets of which the Scheme for the time being consists in respect of the Member shall be the only source to which the Member or persons who acquire rights under the Scheme in respect of the Member or persons claiming under or in trust in respect of the Member or any such persons may look for payment of pensions and other benefits provided by the Scheme

9. Any reference in this Deed to any enactment shall include any statutory modification or re-enactment thereof for the time being in force

10.  The trusts hereby declared shall be subject to the law of England

11. The Scheme shall be terminated and the trusts hereinbefore declared shall be determined in the events provided for in the Rules

In Witness Whereof this document has been executed as a Deed by the Principal Employer and the Trustees on the Date of Declaration shown above

THE COMMON SEAL of the Principal Employer

was hereunto affixed in the presence of

------------------------------------------
Director

------------------------------------------
Secretary




OR

Signed and Delivered as a Deed by the Principal Employer

acting by   Lee Newbon              /s/ Lee Newbon
            -------------------     ----------------------
            Director                Signature

and by      Anthony John Smith      /s/ Anthony John Smith
            -------------------     ----------------------






Signed and Delivered as a Deed                                    Signed and Delivered as a Deed
by the Said                                                       by the said

                      )                                                                         )
Lee Newbon            )         /s/ Lee Newbon                                                  )
----------------------          ----------------------            -----------------------------     ----------------------------
Name                            Signature                         Name                              Signature

in the presence of                                                in the presence of


                      )                                                                         )
S.P. Robberts         )         /s/ S.P. Robberts                                               )
----------------------          ----------------------            -----------------------------     ----------------------------
Name                            Signature                         Name                              Signature

                                Gransden,
                                ----------------------                                              ----------------------
                                Address                                                             Address

                                Spring Lane
                                ----------------------                                              ----------------------

                                Swanmore
                                ----------------------                                              ----------------------
                                [illegible]


Signed and Delivered as a Deed                                      Signed and Delivered as a Deed
by the Said                                                         by the said

                      )                                                                         )
Anthony John Smith    )         /s/ Anthony John Smith                                          )
----------------------          ----------------------            -----------------------------     ----------------------------
Name                            Signature                         Name                              Signature

in the presence of                                                in the presence of


                      )                                                                         )
S.P. Robberts         )         /s/ S.P. Robberts                                               )
----------------------          ----------------------            -----------------------------     ----------------------------
Name                            Signature                         Name                              Signature

                                Gransden,
                                ----------------------                                              ----------------------
                                Address                                                             Address

                                Spring Lane
                                ----------------------                                              ----------------------

                                Swanmore
                                ----------------------                                              ----------------------

